Exhibit 99.1

Shapeways Announces Completion of Merger with Galileo Acquisition Corp.

Shapeways Will Trade on NYSE Under Ticker Symbol “SHPW”

New York, NY – September 29, 2021 – Shapeways, Inc. (“Shapeways”) a leader in the large and fast-growing digital manufacturing industry, today announced the completion of its business combination with Galileo Acquisition Corp. (“Galileo”), a special purpose acquisition company.

The combined company has been renamed Shapeways Holdings, Inc. (the “Company”). Its common stock and public warrants are expected to begin trading on the NYSE on September 30 under the new tickers “SHPW” and “SHPW.WS”, respectively. The business combination was unanimously approved by Galileo’s board of directors and approved by a vote of Galileo’s shareholders on September 28, 2021 with more than 99% of the votes cast in favor of the transaction.

Greg Kress, Chief Executive Officer, stated: “We are proud of what our team has achieved and excited to start our journey as a public company. Since we announced this transaction earlier this year, we have delivered strong year-over-year revenue growth and robust margins as we continue to scale and extend our footprint across key industries. With our best-in-class proprietary software, which digitizes the end-to-end manufacturing process, we believe Shapeways is uniquely positioned to capture a tremendous opportunity in the global manufacturing market. The opportunities ahead of us are exciting as we continue to scale across materials, markets, and technologies, and as we introduce our software-as-a-service (SaaS) offering. The completion of this transaction will provide us with the platform to execute on our growth strategy and drive shareholder value.”

Transaction Overview

Following the business combination and related PIPE investment, Shapeways will receive $103 million of gross proceeds, including a $75 million fully-committed common stock PIPE anchored by top-tier investors including Miller Value, XN, and Desktop Metal. The PIPE also includes investments from existing Shapeways investors Lux Capital, Union Square Ventures, INKEF Capital and Andreessen Horowitz. Proceeds will be used primarily to accelerate the Company’s additive manufacturing capabilities, accelerate the rollout of its SaaS offering, expand its material and technology offerings to extend market reach and grow customer share of wallet, as well as to provide additional working capital.

Shapeways’ existing management team, led by Chief Executive Officer Greg Kress, will continue to operate the business.

A more detailed description of the transaction terms will be provided in a Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission and available at sec.gov.

Advisors

In connection with the business combination, Stifel is serving as the exclusive financial and capital markets advisor to Shapeways and as sole placement agent to Galileo for the PIPE.  EarlyBirdCapital is serving as financial and capital markets advisor to Galileo. Needham & Company and Craig-Hallum are acting as capital markets advisors to Galileo. Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP is serving as legal advisor to Shapeways, and Ellenoff Grossman & Schole LLP is serving as legal advisor to Galileo. ICR is serving as investor relations and communications advisor to Shapeways.

About Shapeways

Shapeways is a leader in the large and fast-growing digital manufacturing industry combining high quality, flexible on-demand manufacturing powered by purpose-built proprietary software which enables customers to rapidly transform digital designs into physical products, globally. Shapeways makes industrial-grade additive manufacturing accessible by fully digitizing the end-to-end manufacturing process, and by providing a broad range of solutions utilizing 11 additive manufacturing technologies and more than 90 materials and finishes, with the ability to easily scale new innovation. To date, Shapeways has delivered over 21 million parts to 1 million customers in over 160 countries.

About Galileo

Galileo Acquisition Corp. raised $138 million in October 2019. Galileo, a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, or other similar business combination with one or more businesses or entities. Galileo is led by a serial SPAC sponsor team that has successfully completed four business combinations prior to the business combination with Shapeways. Its team is composed by seasoned dealmakers with diverse nationalities, and M&A, principal investing and public company operating experience in both the North American and Western European markets.

Special Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the Company’s strategy, future operations, and prospects are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; failure to realize the anticipated benefits of the transaction; the risk that Shapeways has a history of losses and the Company may not achieve or maintain profitability in the future; the risk that the Company faces significant competition and expects to face increasing competition in many aspects of its business, which could cause the Company’s operating results to suffer; the risk that the digital manufacturing industry is a relatively new and emerging market and it is uncertain whether it will gain widespread acceptance; the risk that the Company’s new and existing solutions and software do not achieve sufficient market acceptance, and those factors discussed in Galileo’s Registration Statement on Form S-4, under the heading “Risk Factors,” and other documents Galileo has filed, or the Company will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact Information

Investor Relations
investors@shapeways.com

Media Relations
press@shapeways.com